EXHIBIT (j)

                  Other Material Contracts: Powers of Attorney

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
      OVERTURE Life SPVUL ..........................................................SEC File No. 333-142485
      UNIVAR........................................................................SEC File No. 333-142484
      OVERTURE APPLAUSE!............................................................SEC File No. 333-142486
      OVERTURE APPLAUSE! II.........................................................SEC File No. 333-142487
      OVERTURE ENCORE!..............................................................SEC File No. 333-142488
      OVERTURE BRAVO!...............................................................SEC File No. 333-142489
      Corporate Benefit VUL.........................................................SEC File No. 333-142491
      OVERTURE OVATION!.............................................................SEC File No. 333-142494
      OVERTURE VIVA!................................................................SEC File No. 333-142490
      Protector hVUL................................................................SEC File No. 333-142497
AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
      OVERTURE Annuity..............................................................SEC File No. 333-142500
      OVERTURE Annuity II...........................................................SEC File No. 333-142501
      OVERTURE Annuity III..........................................................SEC File No. 333-142502
      OVERTURE Annuity III-Plus.....................................................SEC File No. 333-142499
      OVERTURE ACCLAIM! ............................................................SEC File No. 333-142503
      OVERTURE ACCENT! .............................................................SEC File No. 333-142504
      OVERTURE MEDLEY! .............................................................SEC File No. 333-142483
AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
      Allocator 2000 ...............................................................SEC File No. 333-142495
      Regent 2000 ..................................................................SEC File No. 333-142496
      Executive Select .............................................................SEC File No. 333-142498
AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
      Allocator 2000 Annuity .......................................................SEC File No. 333-142493
      Designer Annuity .............................................................SEC File No. 333-142492
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
      Load Variable Universal Life .................................................SEC File No. 033-86500
      Low-Load Survivorship Variable Universal Life ................................SEC File No. 333-76359
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
      No Load Variable Annuity (Policy 4080) .......................................SEC File No. 333-05529
      No Load Variable Annuity (Policy 6150) .......................................SEC File No. 333-120972
      Advisor Select No Load Variable Annuity.......................................SEC File No. 333-122109

This Power of Attorney is effective February 1, 2008 and remains in effect until revoked or revised.

                           Signed:                /s/ Jan M. Connolly
                                    --------------------------------------------
                                                  Jan M. Connolly
                                              Senior Vice President &
                                                Corporate Secretary

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/ Bert A. Getz
                                       ------------------
                                          Bert A. Getz
                                            Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/ James P. Abel
                                    ---------------------------
                                          James P. Abel
                                            Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/ James R. Knapp
                                    -----------------------------
                                       James R. Knapp
                                         Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Gregory C. Sernett, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/ JoAnn M. Martin
                                    -----------------------------
                                          JoAnn M. Martin
                                 Director, President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Lawrence J. Arth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                             Signed:  /s/ Lawrence J. Arth
                                        -------------------------
                                         Lawrence J. Arth
                                         Director, Chairman

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, III,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                             Signed:  /s/ Paul C. Schorr, III
                                         ---------------------------
                                           Paul C. Schorr, III
                                                Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/Robert C. Barth
                                    ---------------------------
                                        Robert C. Barth
                                     Senior Vice President, Controller,
                                     & Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/Tonn M. Ostergard
                                    ----------------------------
                                        Tonn M. Ostergard
                                           Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/William W. Cook, Jr.
                                       --------------------------
                                        William W. Cook, Jr.
                                             Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
        AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
        AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                    Signed:  /s/William W. Lester
                              ----------------------------
                                 William W. Lester
                     Senior Vice President-Investments & Treasurer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:  /s/Winston J. Wade
                                    -----------------------
                                        Winston J. Wade
                                          Director